UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2021

CROWN HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	000-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Township Line Road
Yardley, Pennsylvania 19067
(215) 698-5100
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock $5.00 Par Value	CCK	New York Stock Exchange
7 3/8% Debentures Due 2026	CCK26	New York Stock Exchange
7 1/2% Debentures Due 2096	CCK96	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 31, 2021, Crown Holdings, Inc. (the “Company”) completed its previously announced sale of its European Tinplate business (the “Business”) to affiliates of KPS Capital Partners LP pursuant to that certain Share and Asset Purchase Agreement, dated April 8, 2021, among the Company, Kouti B.V., Crown Cork & Seal Deutschland Holdings GmbH, Titan NewCo Germany GmbH (f/k/a Blitz F21-387 GmbH), and Kouti MidCo UK Limited (f/k/a Macsco 20.10 Limited) (such agreement, as amended, supplemented or otherwise modified from time to time, the “Purchase Agreement,” and the transactions contemplated thereby, including such sale, the “Transactions”) for approximately €1.9 billion in cash (subject to certain adjustments as set forth in the Purchase Agreement). The Company also retained a 20% minority interest in the Business.

The foregoing description of the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on April 13, 2021 and which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 31, 2021, the Company issued a press release announcing the completion of the Transactions. A copy of the Company’s press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following is furnished as an exhibit to this report.

Exhibit 2.1	Share and Asset Purchase Agreement, dated as of April 8, 2021, by and among the Company, Crown Cork & Seal Deutschland Holdings GmbH, Blitz F21-387 GmbH, Kouti B.V. and Macsco 20.10 Limited (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 13, 2021 (File No. 000-50189)).

Exhibit 99.1	Press release, dated August 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2021

CROWN HOLDINGS, INC.

By:	/s/ David A. Beaver
Name:	David A. Beaver
Title:	Vice President and Corporate Controller